SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 28, 2000


                           Ridgewood Financial, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         New Jersey                   0-25149               22-3616280
----------------------------       --------------   ----------------------------
(State or other jurisdiction       (SEC File No.)   (IRS Employer Identification
      of incorporation)                                       Number)


55 North Broad Street, Ridgewood, New Jersey                          07450
--------------------------------------------                          -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:             (201) 445-4000
                                                                --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         A copy of a press release issued August 29, 2000 by the Registrant is attached hereto as Exhibit 99 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit 99 -- Press Release,  dated August 29, 2000, concerning Merger Agreement
----------
dated as of August 28, 2000 with Provident Savings Bank.

Exhibit 99.1 -- Agreement  and Plan of Merger  between  Provident  Savings Bank,
------------
Ridgewood Savings Bank of New Jersey, Ridgewood Financial, Inc., and Ridgewood Financial, MHC, dated as of August 28, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Ridgewood Financial, Inc.


Date:    August 29, 2000              By: /s/Susan E. Naruk
                                          --------------------------------------
                                          Susan E. Naruk
                                          President and Chief Executive Officer